UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2025

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3913 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On October 7, 2025 (the “Closing Date”), Monogram Technologies Inc., a Delaware corporation (the “Company”), completed the previously announced merger of Honey Badger Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and a wholly-owned subsidiary of Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Zimmer Biomet (the “Surviving Corporation”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of July 11, 2025, by and among the Company, Zimmer Biomet and Merger Sub (the “Original Merger Agreement”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated August 27, 2025, by and between the Company and Zimmer Biomet (the “Merger Agreement Amendment”) (together with the Original Merger Agreement, the “Merger Agreement”), as previously disclosed by the Company on July 14, 2025 in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and on August 28, 2025 in a Current Report on Form 8-K filed with the SEC.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Merger Agreement

On the Closing Date, pursuant to and in accordance with the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Zimmer Biomet.

At the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.001 per share (“Company common stock”), and each outstanding share of the Company’s Series E Redeemable Perpetual Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”), other than (1) shares owned by the Company, Zimmer Biomet, Merger Sub or any of their respective subsidiaries (“Excluded Shares”), which shares were canceled, and (2) shares with respect to which appraisal rights were properly exercised and not withdrawn under Delaware law (“Dissenting Shares”), was automatically converted into the right to receive (A) in the case of each share of Company common stock, an amount equal to (i) $4.04 per share (the “Cash Amount”) without interest and subject to applicable withholding taxes, plus (ii) one contractual contingent value right pursuant to the CVR Agreement (as defined and described below) (such contingent value right, a “CVR” and, together with the Cash Amount, the “Merger Consideration”) and (B) in the case of each share of Series E Preferred Stock, other than Excluded Shares and Dissenting Shares, an amount equal to $100.00 per share, in cash, without interest and subject to applicable withholding taxes.

On October 7, 2025, Zimmer Biomet and Computershare Trust Company, N.A. entered into the Contingent Value Rights Agreement substantially in the form attached as Exhibit B to the Merger Agreement (the “CVR Agreement”), governing the terms of the CVRs to be received by the Company’s stockholders and optionholders. The CVRs are not transferable except under certain limited circumstances, are not evidenced by a certificate or other instrument and are not registered or listed for trading. The CVRs do not have any voting or dividend rights and do not represent any equity or ownership interest in the Company, Zimmer Biomet, Merger Sub or any of their affiliates.

Each CVR represents the right to receive, subject to the achievement of certain milestone payment triggers, a cash payment of $1.04 per CVR for the First Milestone, $1.08 per CVR for the Second Milestone, up to $3.41 per CVR for the Third Milestone, up to $3.41 per CVR for the Fourth Milestone and up to $3.43 per CVR for the Fifth Milestone (as defined in the CVR Agreement, respectively). The cash payment and milestone trigger for each of the foregoing Milestones (as defined in the CVR Agreement) is detailed in the CVR Agreement, with no payment being payable if the Milestone is not attained during the applicable period; provided, however, that, with regard to the each of the Third Milestone, Fourth Milestone and Fifth Milestone, partial payments of each such Milestone may be triggered based upon certain break points, with the break points and partial payment percentages set forth in the CVR Agreement. The applicable Milestone payment trigger conditions are as follows:

Milestone	Milestone Trigger	Milestone Payment	Milestone Expiration
First Milestone	Completion of a proof-of-concept demonstration of its robotic system for unicompartmental (partial) knee arthroplasty, which shall be made available to Zimmer Biomet’s designated executives; provided, however, that such demonstration shall be made available during the period beginning on January 1, 2026 and ending on the later of (a) January 31, 2026 or (b) 30 days after the Closing Date.	$1.04 per CVR	Later of (a) January 31, 2026 and (b) 30 days after the Closing Date
Second Milestone	The grant by the FDA of 510(k) clearance of the Company’s fully autonomous robotic system for use with Parent Implants (as defined in the CVR Agreement), as evidenced by receipt of a formal clearance letter from FDA indicating that the system has been found to be “substantially equivalent” to a predicate device and that the Company may proceed with marketing of the system in the U.S.	$1.08 per CVR	December 31, 2027
Third Milestone	The achievement of Gross Revenue (as defined in the CVR Agreement) between January 1, 2028 and December 31, 2028 that is at least equal to $156,000,000.	Up to $3.41 per CVR	December 31, 2028
Fourth Milestone	The achievement of Gross Revenue between January 1, 2029 and December 31, 2029 that is at least equal to $381,000,000.	Up to $3.41 per CVR	December 31, 2029
Fifth Milestone	The achievement of Gross Revenue between January 1, 2030 and December 31, 2030 that is at least equal to $609,000,000.	Up to $3.43 per CVR	December 31, 2030

There can be no assurance that any of the Milestones will be achieved during the relevant period, or that the resulting Milestone payments will occur.

In addition, at the Effective Time, each stock option to purchase shares of Company common stock (each, a “stock option”) that was outstanding and unexercised as of immediately prior to the Effective Time, whether or not vested and which had a per share exercise price that was less than the sum of the Cash Amount and the maximum CVR consideration payable pursuant to the CVR Agreement (that is, $16.41) (each, an “in the money option”) was cancelled and converted into the right to receive, with respect to each share of Company common stock underlying the vested portion of such in the money option (determined after taking into account any vesting acceleration in connection with the Merger) and subject to any applicable withholding taxes and other required deductions, (i) an amount in cash, without interest, equal to the excess, if any, of (A) the Cash Amount over (B) the exercise price payable per share of Company common stock underlying such in the money option, and (ii) one CVR pursuant to and in accordance with the CVR Agreement; provided, however, that any such in the money option with a per share exercise price that is equal to or greater than the Cash Amount, but less than the sum of the Cash Amount and the maximum CVR consideration payable pursuant to the CVR Agreement (that is, $16.41) was cancelled (and the holder was not entitled to any payment of the Cash Amount with respect thereto) and converted into the right to receive solely, in full satisfaction of the rights of such holder with respect thereto, for each share of Company common stock underlying such in the money option, one CVR issued pursuant to and in accordance with the CVR Agreement (where the amount payable pursuant to the CVR Agreement, if any, shall be reduced by the portion of such in the money option’s per share exercise price that exceeds the Cash Amount).

The foregoing descriptions of the Merger Agreement and the CVR Agreement contained in this Item 2.01 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement. A copy of the Original Merger Agreement and the CVR Agreement were filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 11, 2025 and a copy of the Merger Agreement Amendment was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 28, 2025, all of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on October 7, 2025, the Company notified the Nasdaq Stock Market (“Nasdaq”) that the Merger had occurred and requested that Nasdaq (a) suspend trading of the Company common stock and (b) file with the SEC an application on Form 25 to delist and deregister the Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Company common stock from Nasdaq will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, the Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Company common stock under Section 12(g) of the Exchange Act and the suspension of Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Company common stock. Trading of the Company common stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Merger, each share of Company common stock and Series E Preferred Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive (A) in the case of each share of Company common stock, the Merger Consideration, and (B) in the case of each share of Series E Preferred Stock, an amount equal to $100.00 per share, in cash, without interest and subject to applicable withholding taxes. Accordingly, at the Effective Time, the holders of such shares of Company common stock and Series E Preferred Stock ceased to have any rights as stockholders of the Company, other than the right to receive the aforementioned amounts.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred on the Closing Date and the Company became a wholly-owned subsidiary of Zimmer Biomet.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.02.

Upon the consummation of the Merger, each of Benjamin Sexson, Dr. Douglas Unis, Rick Van Kirk, Colleen Gray and Paul Riss ceased to be a member of the board of directors of the Company. At the Effective Time, the sole director of Merger Sub as of immediately prior to the Effective Time became the sole director of the Surviving Corporation.

Officer Changes and Arrangements

In connection with the consummation of the Merger, each of Benjamin Sexson, Noel Knape and Kamran Shamaei ceased to be an executive officer of the Company as of the Effective Time. At the Effective Time, Mark Bezjak, Suketu Upadhyay and Paul Stellato became officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Surviving Corporation was amended and restated in the form set forth as Annex I to the Merger Agreement. At the Effective Time, the bylaws of the Company were amended and restated to be substantially identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time.

Copies of the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference in this Item 5.03.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated by reference in this Item 5.03.

Item 8.01.	Other Events.

Expiration of HSR Act Waiting Period

As previously disclosed, on September 4, 2025, Parent voluntarily withdrew its pre-merger Notification and Report Form previously filed pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and, on the same date, resubmitted its pre-merger Notification and Report Form with respect to the Merger, in order to provide the Federal Trade Commission (“FTC”) with additional time to review the Merger. The new required waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern Time on October 6, 2025.

Press Release

On October 7, 2025, Zimmer Biomet issued a press release (the “Press Release”) announcing the closing of the Merger.

The foregoing disclosure is qualified in its entirety by the full text of the Press Release. A copy of the Press Release is attached as Exhibit 99.1, and is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated July 11, 2025, by and among Zimmer Biomet Holdings, Inc., Honey Badger Merger Sub, Inc. and Monogram Technologies Inc.
2.2*	First Amendment to Agreement and Plan of Merger, dated August 27, 2025, by and among Zimmer Biomet Holdings, Inc., and Monogram Technologies Inc.
3.1	Seventh Amended and Restated Certificate of Incorporation of Monogram Technologies Inc., dated October 7, 2025
3.2	Second Amended and Restated Bylaws of Monogram Technologies Inc., dated October 7, 2025
99.1	Press Release of Zimmer Biomet Holdings, Inc., dated October 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM TECHNOLOGIES INC.

Dated: October 7, 2025	By:	/s/ Chadd F. Phipps
Name: Chadd F. Phipps
Title: Senior Vice President and Secretary